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                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                February 14, 2002
                                -----------------
                Date of Report (Date of Earliest Event Reported)

                             Hewlett-Packard Company
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             (Exact name of registrant as specified in its charter)

                 Delaware                                1-4423                               94-1081436
------------------------------------------- ---------------------------------- -----------------------------------------
     (State or other jurisdiction of
              incorporation)                     (Commission File Number)        (I.R.S. Employer Identification No.)
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                    3000 Hanover Street, Palo Alto, CA 94304
               (Address of principal executive offices) (Zip code)

                                 (650) 857-1501
            --------------------------------------------------------
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

     This Current Report on Form 8-K relates to a planned merger (the "Merger") between a wholly-owned subsidiary of Hewlett-Packard Company ("HP") with and into Compaq Computer Corporation ("Compaq") pursuant to the terms of an Agreement and Plan of Reorganization, dated as of September 4, 2001 (the "Merger
Agreement"), by and among HP, Heloise Merger Corporation and Compaq. The Merger
Agreement is on file with the Securities and Exchange Commission (the "SEC") as an exhibit to the Current Report on Form 8-K, as amended, filed by HP on September 4, 2001, and is incorporated by reference into this filing. Completion of the Merger is subject to customary closing conditions that include, among others, receipt of required approvals from HP shareowners and from Compaq shareowners, respectively, and receipt of required antitrust approvals. Upon completion of the Merger, holders of Compaq common stock will be entitled to receive 0.6325 shares of HP common stock for each share of Compaq common stock they then hold. In addition, upon completion of the Merger, HP will assume outstanding stock appreciation rights and options to purchase shares of Compaq common stock, each at the exchange ratio referred to in the preceding sentence and assume certain Compaq stock plans. If any of the conditions to the Merger are not satisfied or, if waiver is permissible, not waived, the Merger will not be completed. In addition, under certain circumstances specified in the Merger
Agreement, HP or Compaq may terminate the merger agreement. As a result, HP cannot assure you that it will complete the Merger.

     This Current Report on Form 8-K attaches hereto as Exhibits 99.1 and 99.2, and incorporates by reference herein: (i) the historical consolidated financial statements of Compaq including Compaq's consolidated balance sheet at December
31, 2001 and 2000, the consolidated statements of income, cash flows and stockholders' equity for each of the three years in the period ended December
31, 2001, and Compaq's Schedule II, Valuation and Qualifying Accounts for each of the three years in the period ended December 31, 2001, filed in accordance with Rule 3-05 of Regulation S-X (17 C.F.R. Section 210.3.05 (2000)), and (ii) the unaudited pro forma condensed combined consolidated financial statements of HP for the period ended October 31, 2001 and comparative historical and pro forma per share data giving effect to the Merger as a purchase of Compaq by HP in accordance with Article 11 of Regulation S-X (17 C.F.R. Section 210.11
(2000)).


     However, if HP does not complete the Merger, HP's business, operating results and assets and liabilities will not reflect any actual or anticipated interest in Compaq's business, its operating results or its assets and liabilities.

          Additional Information about the Merger and Where to Find It

     On February 5, 2002, HP filed a registration statement with the SEC containing a definitive joint proxy statement/prospectus regarding the Merger.
Investors and security holders of HP and Compaq are urged to read the definitive joint proxy statement/prospectus filed with the SEC on February 5, 2002 and any other relevant materials filed by HP or Compaq with the SEC because they contain, or will contain, important information about HP, Compaq and the Merger.
The definitive joint proxy statement/prospectus and other relevant materials
(when they become available), and any other documents filed by HP or Compaq with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the

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documents filed with the SEC by HP by contacting HP Investor Relations, 3000
Hanover Street, Palo Alto, California 94304, 650-857-1501. Investors and security holders may obtain free copies of the documents filed with the SEC by Compaq by contacting Compaq Investor Relations, P.O. Box 692000, Houston, Texas
77269-2000, 800-433-2391. Investors and security holders are urged to read the definitive joint proxy statement/prospectus and the other relevant materials
(when they become available) before making any voting or investment decision with respect to the Merger.

Item 7. Financial Statements and Exhibits.

     The following exhibits are being filed with this report:

          23.1 Consent of Ernst & Young LLP, Independent Auditors.

          23.2 Consent of PricewaterhouseCoopers LLP, Independent Accountants.

          99.1 Compaq's historical audited consolidated financial statements, including Compaq's consolidated balance sheet at December 31, 2001 and 2000, the consolidated statements of income, cash flows and stockholders' equity for each of the three years in the period ended December 31, 2001 and Compaq's Schedule II,
               Valuation and Qualifying Accounts for each of the three years in the period ended December 31, 2001.

          99.2 Unaudited pro forma condensed combined consolidated financial statements of HP and comparative historical and pro forma per share data giving effect to the Merger as a purchase of Compaq by HP using the purchase method of accounting that are included in a Registration Statement on Form S-4 filed by HP with the SEC on February 5, 2002 in connection with the proposed Merger.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HEWLETT-PACKARD COMPANY

Date: February 14, 2002                By:    /s/  Charles N. Charnas
                                          --------------------------------------
                                          Name:  Charles N. Charnas
                                          Title: Assistant Secretary


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                          INDEX TO EXHIBITS FILED WITH
             THE CURRENT REPORT ON FORM 8-K DATED FEBRUARY 14, 2002

       Exhibit                              Description
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        23.1          Consent of Ernst & Young LLP, Independent Auditors.

        23.2          Consent of PricewaterhouseCoopers LLP, Independent
                      Accountants.

        99.1 Compaq's historical audited consolidated financial statements, including Compaq's consolidated balance sheet at December 31, 2001 and 2000, the consolidated statements of income, cash flows and stockholders' equity for each of the three years in the period ended
                      December 31, 2001 and Compaq's Schedule II, Valuation and
                      Qualifying Accounts for each of the three years in the period ended December 31, 2001.

        99.2 Unaudited pro forma condensed combined consolidated financial statements of HP and comparative historical and pro forma per share data giving effect to the Merger as a purchase of Compaq by HP using the purchase method of accounting that are included in a Registration Statement on Form S-4 filed by HP with the SEC on February 5, 2002 in connection with the proposed Merger.